THE ALGER FUNDS

                     SUPPLEMENT DATED AUGUST 2, 2006 TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2006
                             AS SUPPLEMENTED TO DATE

         The following updates the information in the Statement of Additional Information regarding the Trust's portfolio managers.

         (1) The following replaces the line item regarding other accounts managed by "Meisner/Mulle" in the table under "Other Accounts Managed by Portfolio Managers" on page 30 of the Statement of Additional Information:

Anne Meisner  1($1.1)            1($3.6)              --

         (2) The line item regarding Mr. Mulle's ownership of Technology Fund shares is deleted from the table under "Securities Owned by Portfolio Managers" on page 31 of the Statement of Additional Information.

Thomas Mulle is no longer employed by the Manager.







                                                                     ASAI0802006